EXHIBIT 99.1

PROS HOLDINGS, INC. REPORTS FIRST QUARTER 2019 FINANCIAL RESULTS

•	Subscription revenue of $30.4 million, up 45% year-over-year.

•	Subscription gross margins of 68% and non-GAAP subscription margin of 71% in the first quarter, up more than 750 basis points year-over-year.

HOUSTON – April 25, 2019 — PROS Holdings, Inc. (NYSE: PRO), a provider of AI-powered solutions that optimize selling in the digital economy, today announced financial results for the first quarter ended March 31, 2019.

“I’m incredibly pleased with our strong start to 2019,” stated CEO Andres Reiner. “We are seeing a tailwind in our market as companies are creating strategic initiatives around AI and digital transformation. Our sales funnel is growing as companies are seeking out our AI solutions to transform how they sell in the digital economy, and our strong market momentum contributed to more than a 40% increase in year-over-year deal volume. The strength of our people and product strategy has positioned us exceptionally well to take advantage of the attractive market opportunity in front us.”

First Quarter 2019 Financial Highlights

Key financial results for the first quarter 2019 are shown below. Throughout this press release, all dollar figures are in millions, except net loss per share. Unless otherwise noted, all results are on a reported basis and are compared with the prior-year period.

	GAAP			Non-GAAP
	Q1 2019	Q1 2018	Change	Q1 2019	Q1 2018	Change
Revenue:
Total Revenue	$56.1	$47.9	17%	n/a	n/a	n/a
Subscription Revenue	$30.4	$21.0	45%	n/a	n/a	n/a
Subscription and Maintenance Revenue	$45.7	$37.5	22%	n/a	n/a	n/a
Profitability:
Gross Profit	$35.3	$28.4	24%	$37.1	$30.1	23%
Operating Loss	$(13.6)	$(14.7)	$1.1	$(5.4)	$(6.7)	$1.3
Net Loss	$(16.9)	$(18.9)	$1.9	$(4.2)	$(6.0)	$1.8
Net Loss Per Share	$(0.45)	$(0.58)	$0.13	$(0.11)	$(0.19)	$0.08
Adjusted EBITDA	n/a	n/a	n/a	$(4.6)	$(6.7)	$2.1
Cash:
Net Cash Used in Operating Activities	$(8.1)	$(4.7)	$(3.4)	n/a	n/a	n/a
Free Cash Flow	n/a	n/a	n/a	$(9.6)	$(6.8)	$(2.8)

The attached tables provide a summary of PROS results for the period, including a reconciliation of GAAP to non-GAAP metrics.

Recent Business Highlights

•
Released new agreement management capabilities in PROS Smart CPQ to further differentiate the PROS platform in the market, with several customers already using these new features to model and simulate complex deals containing up to tens of thousands of line items.

•	Named to the prestigious 2019 CRM Watchlist for the fifth consecutive year in recognition of PROS impact in the CRM market, promise for the future and vision around product strategy and innovation.

•	Won the 2019 IBM North America Excellence Award for Top Independent Software Vendor as a result of the strength and performance of our cloud offering.

•
Announced the full PROS 2019 Outperform Conference agenda, including keynote sessions featuring Daniel Pink, bestselling author and expert on innovation, competition and changing the world of work, and Kerri Walsh Jennings, three-time gold medal Olympian and winningest female beach volleyball player in history.

Financial Outlook

PROS anticipates the following based on an estimated 38.0 million basic weighted average shares outstanding for the second quarter of 2019 and a 22% non-GAAP estimated tax rate for the second quarter and full year 2019:

	Q2 2019 Guidance	v. Q2 2018 at Mid-Point	Full Year 2019 Guidance	v. Prior Year at Mid-Point
Total Revenue	$61.0 to $62.0	30%	$241.0 to $242.0	23%
Subscription Revenue	$32.5 to $33.0	49%	$135.0 to $136.0	42%
ARR	n/a	n/a	$219.0 to $221.0	16%
Non-GAAP Loss Per Share	$(0.11) to $(0.09)	$0.06	n/a	n/a
Adjusted EBITDA	$(4.0) to $(3.0)	$1.9	$(9.5) to $(8.5)	$10.0
Free Cash Flow	n/a	n/a	$0.0 to $2.0	$1.5
Conference Call
In conjunction with this announcement, PROS Holdings, Inc. will host a conference call on Thursday, April 25, 2019, at 4:45 p.m. ET to discuss the Company’s financial results and business outlook. To access this call, dial 1-877-407-9039 (toll-free) or 1-201-689-8470. The live and archived webcasts of this call can be accessed under the “Investor Relations” section of the Company’s website at www.pros.com.

A telephone replay will be available until Thursday, May 9, 2019, at 1-844-512-2921 (toll-free) or 1-412-317-6671 using the pass code 13688636.

About PROS

PROS Holdings, Inc. (NYSE: PRO) provides AI solutions that power commerce in the digital economy. PROS solutions bring intelligence to commerce by providing companies with predictive and prescriptive guidance that enables them to dynamically price, configure and sell their products and services across all channels with speed, precision and consistency. To learn more, visit www.pros.com.

Forward-looking Statements

This press release contains forward-looking statements, including statements about our future financial performance; positioning; management's confidence and optimism; customer successes; demand for enterprise sales, pricing, configure-price-quote, revenue management, shopping and merchandising generally and our modern commerce software solutions in particular; business expansion; business predictability; ARR; revenue; adjusted EBITDA; free cash flow; shares outstanding and effective tax rate. The forward-looking statements contained in this press release are based upon our historical performance and our current plans, estimates and expectations and are not a representation that such plans, estimates or expectations will be achieved. Factors that could cause actual results to differ materially from those described herein include risks related to: (a)threats to the security of our or our customer’s data, (b) potential business or service disruptions from our third party data centers, cloud platform providers or other unrelated service providers, (c) evolving data privacy, cyber security and data localization laws and regulations, (d) our ability to manage our cloud operations, (e) our ability to migrate customers with on-premise software licenses to our latest cloud solutions; (f) our ability to return to profitability following our transition to a cloud strategy; (g) the risk that the markets for our software do not grow as anticipated, (h) the length of our sales cycles, (i) the risk that we will not be able to maintain historical subscription, maintenance, and support renewal rates, (j) competition from vendors of sales, pricing, revenue management, shopping and merchandising, and configure-price-quote solutions, (k) potential unauthorized or improper actions of our personnel, (l) the risk that acquisitions we have and may enter into in the future may be difficult to integrate, fail to achieve our objectives, disrupt our business, dilute stockholder value or divert management attention, (m) any downturn in sales to our target markets, (n) potential delays or other challenges related to the implementation of our solutions, (o) personnel risks associated with growing a business generally, (p) the impact that a slowdown in the world or any particular economy has on our business sales cycles, prospects’ and customers’ spending decisions, timing of implementation decisions, payment and renewal decision, (q) our debt repayment obligations, (r) the impact of currency fluctuations on our results of operations, and (s) civil and political unrest in geographic regions in which we operate. Additional information relating to the uncertainty affecting PROS’ business is contained in our filings with the Securities and Exchange Commission. These forward-looking statements represent PROS’ expectations as of the date of this press release. Subsequent events may cause these expectations to change, and PROS disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

PROS has provided in this release certain non-GAAP financial measures, including non-GAAP income (loss) from operations, annual recurring revenue, adjusted EBITDA, free cash flow, tax rate, net income (loss) and diluted earnings (loss) per share. PROS uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating PROS’ ongoing operational performance and cloud transition.

PROS also presents certain information in “constant currency,” which is also a non-GAAP financial measure. Since PROS has operations outside of the United States reporting in currencies other than the U.S. dollar, the comparability of our operating results reported in U.S. Dollars is affected by foreign currency exchange rate fluctuations because the underlying currencies in which we transact change in value over time compared to the U.S. Dollar. These fluctuations may have a significant effect on our reported results. As such, this release contains references to constant currency measures, which are calculated based on currency rates set at the start of a year and held constant throughout the year. Management believes this supplemental information is useful to investors as a framework for facilitating period-to-period comparisons of our business performance excluding the effects of foreign currency exchange rate fluctuations.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measure as detailed above. A reconciliation of GAAP to the non-GAAP financial measures has been provided in the tables included as part of this press release, and can be found, along with other financial information, in the investor relations portion of our website. PROS' use of non-GAAP financial measures may not be consistent with the presentations by similar companies in PROS' industry. PROS has also provided in this release certain forward-looking non-GAAP financial measures, including non-GAAP income (loss) from operations, annual recurring revenue, adjusted EBITDA, free cash flow, non-GAAP tax rates, and calculated billings (collectively the "non-GAAP financial measures") as follows:

Non-GAAP income (loss) from operations: Non-GAAP income (loss) from operations excludes the impact of share-based compensation, amortization of acquisition-related intangibles, acquisition-related expenses, amortization of debt discount and issuance costs, new headquarters noncash rent expense and related taxes. Non-GAAP income (loss) from operations excludes the following items from non-GAAP estimates:

•
Share-Based Compensation:  Although share-based compensation is an important aspect of compensation for our employees and executives, our share-based compensation expense can vary because of changes in our stock price and market conditions at the time of grant, varying valuation methodologies, and the variety of award types. Since share-based compensation expense can vary for reasons that are generally unrelated to our performance during any particular period, we believe this could make it difficult for investors to compare our current financial results to previous and future periods. Therefore, we believe it is useful to exclude share-based compensation in order to better understand our business performance and allow investors to compare our operating results with peer companies.

•
Amortization of Acquisition-Related Intangibles:  We view amortization of acquisition-related intangible assets, such as the amortization of the cost associated with an acquired company's research and development efforts, trade names, customer lists and customer relationships, as items arising from pre-acquisition activities determined at the time of an acquisition. While these intangible assets are continually evaluated for impairment, amortization of the cost of purchased intangibles is a static expense, one that is not typically affected by operations during any particular period.

•
Acquisition-Related Expenses: Acquisition-related expenses include integration costs and other one-time direct costs associated with our acquisitions. These amounts are unrelated to our core performance during any particular period and are impacted by the timing and size of the acquisitions. We exclude acquisition-related expenses to provide investors a method to compare our operating results to prior periods and to peer companies because such amounts can vary significantly based on the frequency of acquisitions and magnitude of acquisition expenses.

•
Amortization of Debt Discount and Issuance Costs: Amortization of debt discount and issuance costs are related to our convertible notes. These amounts are unrelated to our core performance during any particular period, and therefore, we believe it is useful to exclude these amounts in order to better understand our business performance and allow investors to compare our results with peer companies.

•
New Headquarters Noncash Rent Expense: Noncash rent expense is related to our new corporate headquarters and is incurred prior to occupation of this facility. These amounts are unrelated to our core performance during any particular period and we believe this could make it difficult for investors to compare our current financial results to previous and future periods. Therefore, we believe it is useful to exclude the noncash rent expense on the preoccupied new headquarters in order for investors to better understand our business performance and allow investors to compare our operating results with peer companies.

•
Taxes: We exclude the tax consequences associated with non-GAAP items to provide investors with a useful comparison of our operating results to prior periods and to our peer companies because such amounts can vary significantly. In the fourth quarter of 2014, we concluded that it is more likely than not that we will be unable to fully realize our deferred tax assets and accordingly, established a valuation allowance against those assets. The ongoing impact of the valuation allowance on our non-GAAP effective tax rate has been eliminated to allow investors to better understand our business performance and compare our operating results with peer companies.

Annual Recurring Revenue: Annual Recurring Revenue ("ARR") is used to assess the trajectory of our cloud business. ARR means, as of a specified date, the contracted recurring revenue, including contracts with a future start date, together with annualized overage fees incurred above contracted minimum transactions, and excluding perpetual and term license agreements recognized as license revenue in accordance with GAAP. ARR should be viewed independently of revenue and any other GAAP measure.
Non-GAAP Tax Rate: The estimated non-GAAP effective tax rate adjusts the tax effect to quantify the impact of the excluded non-GAAP items.
Adjusted EBITDA: Adjusted EBITDA is defined as GAAP net income (loss) before interest expense, provision for income taxes, depreciation and amortization, as adjusted to eliminate the effect of stock-based compensation cost, amortization of acquisition-related intangibles, depreciation and amortization, integration costs and other one-time direct costs associated with our acquisitions, new headquarters noncash rent expense and capitalized internal-use software development costs. Adjusted EBITDA should not be considered as an alternative to net income (loss) as an indicator of our operating performance.
Free Cash Flow: Free cash flow is a non-GAAP financial measure which is defined as net cash provided by (used in) operating activities, less capital expenditures (excluding expenditures for PROS new headquarters), purchases of other (non-acquisition-related) intangible assets and capitalized internal-use software development costs.
Calculated Billings: Calculated billings is defined as total subscription, maintenance and support revenue plus the change in recurring deferred revenue in a given period.
These non-GAAP estimates are not measurements of financial performance prepared in accordance with GAAP, and we are unable to reconcile these forward-looking non-GAAP financial measures to their directly comparable GAAP financial measures because the information described above which is needed to complete a reconciliation is unavailable at this time without unreasonable effort.

Investor Contact:
PROS Investor Relations
Shannon Tatz
713-335-5932
ir@pros.com

Media Contact:
James Garber
617-960-9875
pros@marchcomms.com

PROS Holdings, Inc.
Condensed Consolidated Balance Sheets
(In thousands, except share and per share amounts)
(Unaudited)

	March 31, 2019	December 31, 2018
Assets:
Current assets:
Cash and cash equivalents	$272,636	$295,476
Trade and other receivables, net of allowance of $974 and $978, respectively	45,598	41,822
Deferred costs, current	4,494	4,089
Prepaid and other current assets	6,444	4,756
Total current assets	329,172	346,143
Property and equipment, net	15,922	14,676
Operating lease right-of-use assets	25,003	—
Deferred costs, noncurrent	13,861	13,373
Intangibles, net	17,475	19,354
Goodwill	38,028	38,231
Other assets, noncurrent	5,530	5,190
Total assets	$444,991	$436,967
Liabilities and Stockholders’ Equity:
Current liabilities:
Accounts payable and other liabilities	$7,562	$6,934
Accrued liabilities	12,352	9,506
Accrued payroll and other employee benefits	10,746	22,519
Operating lease liabilities, current	5,688	—
Deferred revenue, current	112,439	99,262
Current portion of convertible debt, net	138,442	136,529
Total current liabilities	287,229	274,750
Deferred revenue, noncurrent	16,352	17,903
Convertible debt, net, noncurrent	89,854	88,661
Operating lease liabilities, noncurrent	20,346	—
Other liabilities, noncurrent	740	754
Total liabilities	414,521	382,068
Stockholders' equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued	—	—
Common stock, $0.001 par value, 75,000,000 shares authorized; 42,290,246 and 41,573,491 shares issued, respectively; 37,872,661 and 37,155,906 shares outstanding, respectively	42	42
Additional paid-in capital	357,635	364,877
Treasury stock, 4,417,585 common shares, at cost	(13,938)	(13,938)
Accumulated deficit	(309,625)	(292,708)
Accumulated other comprehensive loss	(3,644)	(3,374)
Total stockholders’ equity	30,470	54,899
Total liabilities and stockholders’ equity	$444,991	$436,967

PROS Holdings, Inc.
Condensed Consolidated Statements of Income (Loss)
(In thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,
	2019	2018
Revenue:
Subscription	$30,415	$20,950
Maintenance and support	15,327	16,574
Total subscription, maintenance and support	45,742	37,524
License	506	1,066
Services	9,883	9,320
Total revenue	56,131	47,910
Cost of revenue:
Subscription	9,725	8,764
Maintenance and support	2,802	2,957
Total cost of subscription, maintenance and support	12,527	11,721
License	61	73
Services	8,202	7,727
Total cost of revenue	20,790	19,521
Gross profit	35,341	28,389
Operating expenses:
Selling and marketing	21,485	17,568
General and administrative	11,667	10,689
Research and development	15,799	14,784
Acquisition-related	—	95
Loss from operations	(13,610)	(14,747)
Convertible debt interest and amortization	(4,356)	(4,179)
Other income, net	1,271	202
Loss before income tax provision	(16,695)	(18,724)
Income tax provision	222	132
Net loss	$(16,917)	$(18,856)

Net loss per share:
Basic and diluted	$(0.45)	$(0.58)
Weighted average number of shares:
Basic and diluted	37,623	32,378

PROS Holdings, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2019	2018
Operating activities:
Net loss	$(16,917)	$(18,856)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	3,325	3,364
Amortization of debt discount and issuance costs	3,116	2,941
Share-based compensation	6,046	5,936
Loss on disposal of assets	—	35
Changes in operating assets and liabilities:
Accounts and unbilled receivables	(3,773)	3,454
Deferred costs	(893)	238
Prepaid expenses and other assets	(2,065)	(1,575)
Accounts payable and other liabilities	565	690
Accrued liabilities	2,634	(1,415)
Accrued payroll and other employee benefits	(11,779)	(8,181)
Deferred revenue	11,646	8,637
Net cash used in operating activities	(8,095)	(4,732)
Investing activities:
Purchases of property and equipment	(611)	(778)
Capitalized internal-use software development costs	(868)	(1,316)
Purchase of intangible asset	(50)	—
Net cash used in investing activities	(1,529)	(2,094)
Financing activities:
Exercise of stock options	—	875
Proceeds from employee stock plans	943	834
Tax withholding related to net share settlement of stock awards	(14,239)	(7,255)
Payments of notes payable	—	(58)
Net cash used in financing activities	(13,296)	(5,604)
Effect of foreign currency rates on cash	80	71
Net change in cash and cash equivalents	(22,840)	(12,359)
Cash and cash equivalents:
Beginning of period	295,476	160,505
End of period	$272,636	$148,146

PROS Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except per share data)
(Unaudited)
We use these non-GAAP financial measures to assist in the management of the Company because we believe that this information provides a more consistent and complete understanding of the underlying results and trends of the ongoing business due to the uniqueness of these charges.
See breakdown of the reconciling line items on page 9.

	Three Months Ended March 31,		Year over Year
	2019	2018	% change
GAAP gross profit	$35,341	$28,389	24%
Non-GAAP adjustments:
New headquarters noncash rent expense	153	—
Amortization of acquisition-related intangibles	1,034	1,241
Share-based compensation	538	482
Non-GAAP gross profit	$37,066	$30,112	23%

Non-GAAP gross margin	66.0%	62.9%

GAAP loss from operations	$(13,610)	$(14,747)	(8)%
Non-GAAP adjustments:
Acquisition-related expenses	—	95
New headquarters noncash rent expense	554	—
Amortization of acquisition-related intangibles	1,583	2,015
Share-based compensation	6,046	5,936
Total Non-GAAP adjustments	8,183	8,046
Non-GAAP loss from operations	$(5,427)	$(6,701)	(19)%

Non-GAAP loss from operations % of total revenue	(9.7)%	(14.0)%

GAAP net loss	$(16,917)	$(18,856)	(10)%
Non-GAAP adjustments:
Total Non-GAAP adjustments affecting loss from operations	8,183	8,046
Amortization of debt discount and issuance costs	3,106	2,929
Tax impact related to non-GAAP adjustments	1,411	1,837
Non-GAAP net loss	$(4,217)	$(6,044)	(30)%

Non-GAAP diluted loss per share	$(0.11)	$(0.19)

Shares used in computing non-GAAP loss per share	37,623	32,378

PROS Holdings, Inc.
Supplemental Schedule of Non-GAAP Financial Measures
Increase (Decrease) in GAAP Amounts Reported
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2019	2018
Cost of Subscription Items
New headquarters noncash rent expense	16	—
Amortization of acquisition-related intangibles	859	1,053
Share-based compensation	71	53
Total cost of subscription items	$946	$1,106

Cost of Maintenance Items
New headquarters noncash rent expense	28	—
Amortization of acquisition-related intangibles	164	177
Share-based compensation	60	78
Total cost of maintenance items	$252	$255

Cost of License Items
Amortization of acquisition-related intangibles	11	11
Total cost of license items	$11	$11

Cost of Services Items
New headquarters noncash rent expense	109	—
Share-based compensation	407	351
Total cost of services items	$516	$351

Sales and Marketing Items
New headquarters noncash rent expense	103	—
Amortization of acquisition-related intangibles	549	774
Share-based compensation	1,400	1,284
Total sales and marketing items	$2,052	$2,058

General and Administrative Items
New headquarters noncash rent expense	93	—
Share-based compensation	2,812	2,879
Total general and administrative items	$2,905	$2,879

Research and Development Items
New headquarters noncash rent expense	205	—
Share-based compensation	1,296	1,291
Total research and development items	$1,501	$1,291

Acquisition-related expenses	$—	$95

PROS Holdings, Inc.
Supplemental Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2019	2018
Adjusted EBITDA
GAAP Loss from Operations	$(13,610)	$(14,747)
Acquisition-related expenses	—	95
Amortization of acquisition-related intangibles	1,583	2,015
New headquarters noncash rent expense	554	—
Share-based compensation	6,046	5,936
Depreciation and other amortization	1,742	1,349
Capitalized internal-use software development costs	(868)	(1,316)
Adjusted EBITDA	$(4,553)	$(6,668)

Free Cash Flow
Net cash used in operating activities	$(8,095)	$(4,732)
Purchase of property and equipment	(611)	(778)
Purchase of intangible asset	(50)	—
Capitalized internal-use software development costs	(868)	(1,316)
Free Cash Flow	$(9,624)	$(6,826)

Guidance	Q2 2019 Guidance
	Low	High
Adjusted EBITDA
GAAP Loss from Operations	$(13,600)	$(12,600)
Amortization of acquisition-related intangibles	1,600	1,600
New headquarters noncash rent expense	600	600
Share-based compensation	6,000	6,000
Depreciation and other amortization	1,500	1,500
Capitalized internal-use software development costs	(100)	(100)
Adjusted EBITDA	$(4,000)	$(3,000)

	Full Year 2019 Guidance
	Low	High
Adjusted EBITDA
GAAP Loss from Operations	$(47,100)	$(46,100)
Amortization of acquisition-related intangibles	5,700	5,700
New headquarters noncash rent expense	2,000	2,000
Share-based compensation	24,000	24,000
Depreciation and other amortization	7,000	7,000
Capitalized internal-use software development costs	(1,100)	(1,100)
Adjusted EBITDA	$(9,500)	$(8,500)